September 18, 2019

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE CREDIT OPPORTUNITIES II FUND
Supplement to the Statement of Additional Information dated May 14, 2019

Notice of Addition to Portfolio Management Team

Chris Mathewson has been appointed as a portfolio manager of the Touchstone Credit Opportunities II Fund (the “Fund”), which is sub-advised by Ares Capital Management II LLC (“Ares”). Mr. Mathewson joined Ares in 2006 as managing director and portfolio manager. Previously, Mr. Mathewson served as an analyst at Lehman Brothers. Seth Brufsky, Jason Duko and Kapil Singh will continue to serve as portfolio managers to the Fund.

In the section of the SAI entitled “The Sub-Advisor and Portfolio Managers”, the following information is added to the tables regarding portfolio managers' other accounts managed and ownership of shares of the Fund to reflect the addition of Mr. Mathewson:

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed Subject to a Performance Based Advisory Fee	Total Other Assets Managed Subject to a Performance Based Advisory Fee (million)
Chris Mathewson[1]
Registered Investment Companies	6	$1,246	0	$0
Other Pooled Investment Vehicles	2	$191	22	$5,827
Other Accounts	14	$4,442	0	$0
1 As of August 31, 2019.

Portfolio Managers	Dollar Range of Fund Shares Owned
Chris Mathewson[1]	None
1 As of August 31, 2019.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-CO-SAI-S9-1909